Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 1(4) Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT Volvo Car Corporation and Polestar Automotive China Distribution Co. Ltd. Assignment of and license to technology related to Polestar 1 and Polestar 2 Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 2(4) TABLE OF CONTENTS 1. DEFINITIONS ......................................................................................................................... 3 2. AGREEMENT ......................................................................................................................... 4 3. VOLVO TECHNOLOGY ....................................................................................................... 4 4. LICENSE GRANT .................................................................................................................. 5 5. ASSIGNMENT ........................................................................................................................ 5 6. FEE AND PAYMENT TERMS .............................................................................................. 5 7. DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT .................................................................................................................................................. 5 8. TERM AND TERMINATION ................................................................................................ 6 APPENDICES Appendix 1 – Polestar 1 and Polestar 2 specification Appendis 1.1. – Volvo Technology Appendix 2 – Framework Assignment and License Agreement Appendix 3 - Fee Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 3(4) This CAR MODEL ASSIGNMENT AND LICENSE AGREEMENT (this “ Car Model Assignment and License Agreement”) is made between: (1) Volvo Car Corporation, Reg. No. 556074-3089, a limited liability company incorporated under the laws of Sweden (“Volvo Cars”); and (2) Polestar Automotive China Distributio Co. Ltd., Reg.no 91510112MA6D05KT88 , a limited liability company incorporated under the laws of People’s Republic of China (“Polestar”). Each of Volvo Cars and Polestar is hereinafter referred to as a “Party” and jointly as the “Parties”. BACKGROUND Volvo Cars and Polestar New Energy Vehicle Co Ltd (“Polestar NEV”) entered into a Framework Assignment and License Agreement as well as a Car Model Assigment and License Agreement in relation a license to technology related to Polestar 1 and Polestar 2 car models (PS18-016) signed on 31 October 2018, a Supplement Agreement to the Car Model Assignment and Licene Agreement (PS19-035) signed in 2019, an Amendment Agreement to the Car Model Assignment and License Agreement (PS20-032) signed in 2020 and a Supplement Agreement to the Car Model Assignment and License Agreement (PS21-044) signed 23 June 2021 (the “Original Agreements”). The Parties and Polestar NEV thereafter entered into a novation agreement (PS20-079) signed 17 December 2020 (“Novation Agreement”) and an amendment agreement to the Novation Agreement (PS23-073) to be signed in conjunction with this Agreement in which Volvo Cars agreed to that Polestar NEV transfers all of its rights and outstanding obligations under the Original Agreements to Polestar and Polestar NEV agreeed to accept such transfer. In the light of the foregoing, the Parties have agreed to execute this Framework Assignment and License Agreement for the purpose of restating the terms and conditions under the Original Agreements. A. The Parties have entered into the Framework Assignment and License Agreement attached hereto as Appendix 2 (the "Framework Assignment and License Agreement") setting out the general terms and conditions in relation to licenses to certain technology to be granted by Volvo Cars to Polestar under separate car model assignment and license agreements. B. Polestar now wishes to obtain such licenses in relation to the Polestar Vehicle (as defined in Section 1.2 below). C. In light of the foregoing, the Parties have agreed to execute this Car Model Assignment and License Agreement. 1. DEFINITIONS 1.1 To the extent not defined herein, all capitalised terms shall have the meaning ascribed to them in the Framework Assignment and License Agreement. Capitalised terms in singular shall have the same meaning in plural and vice versa. 1.2 In addition, for the purposes of this Car Model Assignment and License Agreement, the term "Polestar Vehicle" means (i) any Polestar branded vehicle for Volvo Technology not Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 4(4) included in category 4 as stated in appendix 1.1. and (ii) only PS1 ([***]) and PS2 ([***]) for Volvo Technology included in category 4 as stated in Appendix 1.1 . 2. AGREEMENT 2.1 This Car Model Assignment and License Agreement sets out the specific terms in relation to the Polestar Vehicle. The general terms and conditions in relation to the obligations of the Parties hereunder are set out in the Framework Assignment and License Agreement. 2.2 This Car Model Assignment and License Agreement and its appendices form an integral part of the Framework Assignment and License Agreement. 2.3 In the event there are any contradictions or inconsistencies between the terms of this Car Model Assignment and License Agreement and the appendices hereto, the Parties agree that they shall prevail over each other in the following order if not specifically stated otherwise in such document or the context or circumstances clearly suggest otherwise: a) this main document of this Car Model Assignment and License Agreement; b) Appendix 1 - Polestar 1 and Polestar 2 specification; c) Appendix 3 - Fee; and d) Appendix 2 - Framework Assignment and License Agreement. 3. VOLVO TECHNOLOGY 3.1 Volvo Cars agrees to, in accordance with the terms and conditions of the Framework Assignment and License Agreement, to Polestar deliver and grant licenses to the Volvo Technology in relation to the Polestar Vehicle. The delivery of such Volvo Technology shall comply with the provisions set out in this Car Model Assignment and License Agreement and in the Framework Assignment and License Agreement. 3.2 A specification setting forth, on an overall level, the deliverables to be performed by Volvo Cars in relation to the Polestar Vehicle is set out in Appendix 1. The details of said specification are available in the Volvo KDP Engineering Database [***] and in the [***]. A final specification of the deliverables shall, subject to good faith discussions between the Parties, be made at Job1+90 as a part of the Final Status Report (FSR). All of the aforementioned specifications shall be considered an integral part of Appendix 1 and consequently also this Car Model Assignment and License Agreement. 3.3 As regards Appendix 1.1, such Volvo Technology set forth therein is specified at the time of entering into this Car Model Assignment and License Agreement, but a final allocation of the Volvo Technology shall, subject to good faith discussions between the Parties, be made at Job1+90 as a part of the Final Status Report (FSR) (as described in the VPDS). For the avoidance of doubt, such technology specified as Polestar Technology (as defined in the Framework Assignment and License Agreement) in Appendix 1.1 falls outside the scope of this Car Model Assignment and License Agreement. The Parties thus

Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 5(4) acknowledge that only such technology specified as Volvo Technology in Appendix 1.1 shall be considered for the purpose of this Car Model Assignment and License Agreement. 4. LICENSE GRANT Volvo Cars hereby grants to Polestar a license to the Volvo Technology in relation to the Polestar Vehicle in accordance with what is set out in the Framework Assignment and License Agreement, and in particular Section 3 of the Framework Assignment and License Agreement. 5. ASSIGNMENT For the purpose of this Car Model Assignment and License Agreement, there is no assignment of Polestar Technology from Volvo Cars to Polestar. The Parties acknowledge that any references made in the Framework Assignment and License Agreement and in Appendix 1.1 in relation to the Polestar Technology (and the assignment thereof) shall thus not be considered. 6. FEE AND PAYMENT TERMS 6.1 In consideration of the licenses granted hereunder and the Parties' performance of their respective obligations under the Framework Assignment and License Agreement and this Car Model Assignment and License Agreement, each Party agrees to pay to the other Party the Fee as described in Appendix 3. 6.2 The Fee shall be determined between the Parties as described in Appendix 3. 6.3 To the extent the Fee shall be determined based on actual development costs, such shall be calculated on a time and material basis applying arm's length hourly rates using the cost plus method, i.e. full cost incurred plus an arm's length mark-up. The hourly rates should be reviewed, updated and agreed between the Parties on an annual basis. Moreover, such actual development costs shall at all times be subject to the principles set out in the Framework Assignment and License Agreement. 6.4 Volvo Cars shall continuously keep Polestar informed of such generated and expected development costs. 6.5 All amounts and payments referred to in this Car Model Assignment and License Agreement shall be paid in SEK. Additional payment terms are set out in the Framework Assignment and License Agreement and in Appendix 3. 7. DEVIATIONS FROM THE FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT For the purposes of this Car Model Assignment and License Agreement, Section 9.1.3 of the Framework Assignment and License Agreement shall not apply. Agreement no. PS23-072 Restated Car Model Assignment and License Agreement 6(4) 8. TERM AND TERMINATION This Car Model Assignment and License Agreement shall become effective as set forth in the preamble to this Agreement and shall remain in force and be able to be terminated in accordance with what is set out in the Framework Assignment and License Agreement. This Agreement has been signed in two (2) originals, of which the parties have received one (1) each. The Parties may execute this Agreement in counterparts, which taken together will constitute one instrument. The Parties acknowledge that this Agreement shall be binding upon the Parties already upon the signing and exchange of scanned version thereof, including scanned signatures. VOLVO CAR CORPORATION Place:Gothenburg, 26 May 2023 /s/Johan Ekdahl____________________ /s/Maria Hemberg_______________ Signature Signature Johan Ekdahl, CFO_________________ Maria Hemberg, General Counsel___ Clarification of signature and title Clarification of signature and title POLESTAR AUTOMOTIVE CHINA DISTRIBUTION CO. LTD. Place:June 1 2023 /s/Feng Dan_______________________ _______________________________ Signature Signature Feng Dan, China CEO______________ _______________________________ Clarification of signature and title Clarification of signature and title LE G AL #1 69 90 23 3v 1 APPENDIX 1 POLESTAR 1 AND POLESTAR 2 SPECIFICATION 1. POLESTAR 1 The following list in this Section 1 describes, on a general level, the Polestar 1 vehicle: [***] 2. POLESTAR 2 The following list in this Section 2 describes, on a general level, the Polestar 2 vehicle: [***] Internal Information - Polestar Appendix 1.1 – Volvo Technology [***] Illustrative License overview [***] R Agmarken; P&Q Business Office; PSS License Guide; Security Class: [SECRET]

Internal Information - Polestar Appendix 1.1 – Volvo Technology [***] illustrative license overview [***] R Agmarken; P&Q Business Office; PSS License Guide; Security Class: [SECRET] LE G AL #1 69 90 25 1v 1 Internal Information - Polestar APPENDIX 2 FRAMEWORK ASSIGNMENT AND LICENSE AGREEMENT The Parties agree to in good faith and as soon as possible after the Framework Assignment and License Agreement has been signed by the Parties, replace this Appendix 2 with a photocopy of said signed Framework Assignment and License Agreement. LE G AL #1 69 90 12 0v 1 APPENDIX 3 FEE 1. FEE FOR VOLVO TECHNOLOGY 1.1 Principles for determining the Fee [***] 1.2 Total Fee as regards the Volvo Technology [***] 1.3 Payment terms for the Volvo Technology 2. [***]DEVELOPMENT COST 2.1 [***]